Exhibit 99.2

Fixed Income Investor Presentation SIERRA BANCORP SEPTEMBER 2021

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Sierra Bancorp’s management and are: • subject to contingencies & uncertainties • not a guarantee of future performance • based on assumptions that may change • not to be unduly relied on Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Sierra Bancorp’s actual results to differ materially from those described in the forward-looking statements include: • interest rate volatility and/or continued low rates • the health of national and local economies • loan portfolio performance including growth, prepayment speeds, credit quality including the level of nonperforming assets, and yields • changes to statutes, regulations, or regulatory accounting rules or practices • liquidity risks, including the ability to effectively manage the additional liquidity from the significant increase in deposits during the COVID-19 pandemic, including managing the potential loss of a portion of such deposits • continued uncertainty related to the COVID-19 pandemic and any further national, local, or regulatory responses to the pandemic, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance • the Company’s ability to attract and retain skilled employees For more detail on these and other risks, please see Sierra Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2020, March 31, 2021 and June 30, 2021, which have been filed with the Securities and Exchange Commission and are available on Sierra Bancorp’s website (https://sierrabancorp.com), and on the Securities and Exchange Commission’s website (www.sec.gov). Sierra Bancorp does not undertake to update any forward-looking statements.

3 TODAY’S PRESENTERS Kevin McPhaill President, Chief Executive Officer & Director Christopher Treece Executive VP & Chief Financial Officer Hugh Boyle Executive VP & Chief Credit Officer .. President and Chief Executive Officer of Bank of the Sierra and of Sierra Bancorp since April 1, 2015 and Director since January 1, 2015 .. Started with the Bank in 2001 as the Area Manager of the Hanford market .. Education: Fresno Pacific University and Fresno State .. Executive VP & Chief Financial Officer since joining on January 1, 2020 .. Previously served as the Chief Financial Officer for Gateway First Bank and prior to that, Chief Financial Officer at Guaranty Bancorp .. Started his career in 1991 with KPMG in Kansas City primarily serving community banks and other financial institutions .. Education: Truman State University .. Executive VP & Chief Credit Officer since joining on December 14, 2020 .. Previously served as Chief Risk Officer at Banc of California from 2013 – 2019 and prior to that, Chief Risk Officer at Flagstar Bank .. Education: Pennsylvania State University

4 PRELIMINARY TERM SHEET Issuer (Exchange: Ticker) Security Rating(1) Security Offering Maturity / Call Type Coupon Frequency Use of Proceeds Sole Placement Agent Sierra Bancorp (NASDAQ: BSRR) BBB- by Kroll Bond Rating Agency (initiated on 9/9/2021) Fixed rate for 5 years paid semi-annually; floating rate paid quarterly thereafter Holding company fixed-to-floating subordinated debt notes due 2031 Non-call 5 year General corporate purposes Keefe, Bruyette & Woods, A Stifel Company Offering Format Reg D Private Placement Covenants Consistent with regulatory requirements for Tier 2 capital 1 A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Settlement Type DTC Eligible

FRANCHISE OVERVIEW AND INVESTMENT HIGHLIGHTS

6 As of or for the six months ended 6/30/2021 Balance Sheet ($mm) Total Assets $3,272.0 Gross Loans $2,144.8 Total Deposits $2,775.9 Total Equity $357.7 Gross Loans / Deposits (%) 77.3 Profitability and Rates (%) Net Income ($mm) $22.8 Return on Average Assets 1.41 Return on Average Equity 13.1 Net Interest Margin 3.73 Efficiency Ratio 57.0 Yield on Total Loans 4.55 Cost of Total Deposits 0.09 Asset Quality (%) Nonperforming Assets / Total Assets 0.25 Net Charge-offs / Avg. Loans (0.05) Loan Loss Reserves / Gross Loans 0.77 COVID-19 Financial Disclosure PPP Loans ($mm) $68.0 PPP Loans / Gross Loans (%) 3.17 Loan Modifications ($mm) $10.4 Loan Modifications / Gross Loans (%) 0.49 Per Share Data Book Value Per Share $23.21 Tangible Book Value Per Share $21.19 YTD Earnings Per Share $1.48 YTD Dividends Per Share $0.42 COMPANY OVERVIEW Company Background YTD GAAP Financial Highlights (Unaudited) .. Bank of the Sierra opened in Porterville, CA in 1978 as a single- branch bank with $1.5 million in capital .. Sierra Bancorp was formed as the holding company for the Bank in 2001 .. Bank has reached $3.3 billion in assets as of 6/30/2021, with 35 branches and a loan production office in Roseville, CA .. Bank of the Sierra has maintained its reputation as a service- oriented and customer-focused community bank Source: Company Documents and S&P Global. 1 Excludes performing TDRs. (1) Branch Locations Fresno Three Rivers Hanford Lompoc Santa Barbara Ventura Bakersfield California City Porterville San Luis Obispo Paso Robles

7 KEY CREDIT INVESTOR HIGHLIGHTS Experienced executive management team consisting of a combination of tenured and newer executives with a focus on both growth and operating/digital efficiencies Disciplined expense management as evidenced by an efficiency ratio of 57.3% as of Q2 2021. High quality, CRE focused lending portfolio with a collaborative “Tone from the Top” approach to minimize credit risk as demonstrated by NPAs (1) / Total Assets of 25 basis points as of Q2 2021 Established reputation as the leading community bank in California’s South Central Valley Proven history of growing balance sheet organically and through strategic acquisitions 1 Excludes performing TDRs. Strong, low-cost core deposit base with 38.7% noninterest bearing deposits and 0.09% cost of deposits as of Q2 2021 Diversified banking business model with 19.6% noninterest income / operating revenue in Q2 2021

8 COMPANY STRATEGY

9 HISTORICAL GROWTH $130 $148 $276 $1,287 $1,335 $1,438 $1,410 $1,637 $1,797 $2,033 $2,340 $2,523 $2,594 $3,221 $3,272 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2 2021 Acquired Santa Clara Valley Bank, N.A. with $130 million in assets Acquired OCB Bancorp with $276 million in assets Acquired Coast Bancorp with $148 million in assets Total Assets ($mm) CAGR (%) Since 2017: 10.6% Since 2015: 11.8% Since 2010: 9.5% Source: S&P Global and Company Documents.

10 DEPOSIT MARKET SHARE AND DEMOGRAPHICS BSRR Market Information Market Demographics Deposit Deposit 5-Yr Current Current HH 2021 - 2026 2021 - 2026 Branches Deposits Rank Market Share Deposit CAGR Population Income Pop. Growth HHI Growth County Name (#) ($mm) (#) (%) (%) (#) ($) (%) (%) Tulare, CA 12 $1,344 1 19.7% 8.0% 472,155 $53,058 2.64% 10.69% Kern, CA 7 419 9 3.5 10.9 910,903 53,753 3.07 3.63 Ventura, CA 4 357 12 1.4 13.0 846,249 91,322 1.48 7.70 Fresno, CA 6 306 14 1.7 18.5 1,012,748 57,143 3.16 9.79 San Luis Obispo, CA 3 184 10 2.1 13.9 281,626 80,312 1.99 13.31 Kings, CA 1 115 8 7.2 8.9 153,536 66,203 0.68 12.14 Santa Barbara, CA 2 60 17 0.4 2.1 449,766 84,218 2.45 12.30 Total / Aggregate: 35 $2,785 --- 4,126,983 $61,529 2.48% 9.41% California Total / Aggregate: --- 39,740,046 $82,565 2.56% 12.24% USA Total / Aggregate: --- 330,946,040 $67,761 2.91% 9.01% Source: S&P Global and FDIC Summary of Deposits. Note: Deposit market share data as of 6/30/2021. 1 Tulare county excludes Corporate Headquarters. (1)

FINANCIAL HIGHLIGHTS

12 FINANCIAL UPDATE – Q2 2021 .. Record net income of $11.7 million and $22.8 million for the three and six months ended 6/30/2021, respectively, compared to $8.3 million and $16.1 million for the three and six months ended 6/30/2020. .. Return on average assets improved to 1.42% for the second quarter of 2021, as compared to 1.19% for the same quarter in 2020, and 1.40% for the prior linked quarter. .. Return on average equity increased to 13.29% for the second quarter of 2021, as compared to 10.30% for the same quarter of 2020 and 12.94% for the prior linked quarter. .. Core non-maturity deposits increased by $52.5 million, or 2.2%, during the second quarter of 2021 and have increased by $283.4 million, or 13.4%, during the first six months of 2021. Net Income Diluted EPS ROAA NIM Efficiency Ratio Reserves / Loans $11.7mm $0.76 1.42% 3.54% 57.3% 0.77% Note: Financial data as of 6/30/2021 (Unaudited).

13 $206 $256 $273 $309 $344 $358 2016 2017 2018 2019 2020 2021 Q2 $1,263 $1,558 $1,732 $1,763 $2,463 $2,145 2016 2017 2018 2019 2020 2021 Q2 $2,033 $2,340 $2,523 $2,594 $3,221 $3,272 2016 2017 2018 2019 2020 2021 Q2 BALANCE SHEET GROWTH Total Assets ($mm) Gross Loans ($mm) Total Deposits ($mm) Total Shareholder Equity ($mm) Source: Company Documents and S&P Global. $1,695 $1,988 $2,116 $2,168 $2,625 $2,776 2016 2017 2018 2019 2020 2021 Q2

14 $30,037 $35,763 $43,482 $51,118 $51,473 $29,207 2016 2017 2018 2019 2020 2021 YTD 1.63% 1.70% 1.80% 1.99% 1.77% 1.81% 2016 2017 2018 2019 2020 2021 YTD 8.71% 8.82% 11.37% 12.23% 10.80% 13.11% 2016 2017 2018 2019 2020 2021 YTD 0.95% 0.93% 1.23% 1.40% 1.22% 1.41% 2016 2017 2018 2019 2020 2021 YTD PROFITABILITY TRENDS Return on Average Assets (%) Return on Average Equity (%) Core PTPP ROAA(1) (%) Core PTPP Income(1) ($000s) Source: Company Documents and S&P Global. Note: Year-to-date financial data as of 6/30/2021 (Unaudited). 1 Core PTPP defined as PTPP Income less gain on sale of securities, amortization of intangibles, and nonrecurring items. Refer to the Appendix for non-GAAP reconciliation.

15 1.02% 0.98% 0.84% 0.91% 0.82% 0.77% 2016 2017 2018 2019 2020 2021 YTD 3.15% 3.11% 2.90% 2.75% 2.61% 2.51% 2016 2017 2018 2019 2020 2021 YTD PROFITABILITY TRENDS (CONT.) Noninterest Income / Avg. Assets (%) Noninterest Expense / Avg. Assets (%) 64.4% 63.0% 60.9% 57.0% 57.3% 57.0% 2016 2017 2018 2019 2020 2021 YTD 3.95% 4.04% 4.24% 4.19% 3.95% 3.73% 2016 2017 2018 2019 2020 2021 YTD Net Interest Margin (%) Efficiency Ratio (%) Source: Company Documents and S&P Global. Note: Year-to-date financial data as of 6/30/2021 (Unaudited).

16 FAVORABLE LOW-COST DEPOSIT MIX Noninterest Demand Deposits, 38.7% Interest-Bearing Transaction, 27.1% Savings Deposits, 15.6% Money Market Deposits, 4.8% Customer Time Deposits, 10.7% Brokered Deposits, 3.1% 6/30/2021 Category ($000) (%) Noninterest Demand Deposits $1,073,833 38.7% Interest-Bearing Transaction 752,137 27.1% Savings Deposits 435,076 15.6% Money Market Deposits 133,977 4.8% Customer Time Deposits 295,891 10.7% Brokered Deposits 85,000 3.1% Total Deposits $2,775,914 100.0% Deposit Portfolio Composition CAGR (%) Since 2016: 11.6% $1,695,471 $1,988,386 $2,116,340 $2,168,374 $2,624,606 $2,775,914 0.14% 0.21% 0.35% 0.53% 0.16% 0.09% 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q2 Total Deposits Cost of Deposits Source: Company Documents and S&P Global. Total Deposits ($000) Vs. Cost of Deposits (%)

17 LOAN PORTFOLIO COMPOSITION NOO CRE, 48.9% OO CRE, 16.8% Mortgage Warehouse, 7.0% 1-4 Family RE, 6.5% Farmland, 5.9% C&I, 3.7% PPP, 3.3% Construction, Land, & Land Dev., 3.0% Multifamily RE, 2.7% Ag. Production, 2.0% Consumer & Other, 0.2% 6/30/2021 Category ($000) (%) NOO CRE $1,048,153 48.9% OO CRE 359,021 16.8% Mortgage Warehouse 150,351 7.0% 1-4 Family RE 139,933 6.5% Farmland 125,783 5.9% C&I 80,198 3.7% PPP 70,434 3.3% Construction, Land, & Land Dev. 64,847 3.0% Multifamily RE 58,230 2.7% Ag. Production 42,952 2.0% Consumer & Other 4,894 0.2% Gross Loans $2,144,796 100.0% Gross Loans Yield on Loans NPAs(1)/ Total Assets NCOs / Avg. Loans Reserves / Gross Loans $2.1bn 4.57% 0.34% 0.25% (0.01%) Source: Company Documents and S&P Global. Note: Quarter-to-date financial data as of 6/30/2021 (Unaudited). 1 Excludes performing TDRs. 2 Regulatory CRE includes construction, multifamily, NOO CRE, and other CRE loans. NPLs(1) / Gross Loans Regulatory CRE Ratio(2) 0.77% 335%

18 TOTAL LOANS OUTSTANDING BY ORIGINATION CHANNEL Porterville 4.0% Visalia 3.7% Tulare 3.4% Hanford 2.8% Bakersfield/Tehachapi 5.9% Fresno 14.9% Ventura 12.8% San Luis Obispo 6.1% SoCal LPO 12.2% NorCal LPO 13.2% Special Assets 0.3% Corporate 0.1% Ag 7.1% Consumer Mortgage 2.8% SBA 3.9% Mtg Warehouse 6.8% Source: Company Documents. Note: Financial data as of 6/30/2021 (Unaudited).

19 COMMERCIAL REAL ESTATE PORTFOLIO Hotel 5.6% Special Purpose 45.7% Industrial 16.1% Retail 14.0% Office 18.6% CRE OO Collateral Type Hotel 18.8% Special Purpose 5.2% Industrial 10.8% Retail 31.1% Office 31.6% Multi-Family 2.5% CRE NOO Collateral Type Owner Occupied Non-Owner Occupied Total CRE CRE Collateral Type ($000) (%) ($000) (%) ($000) (%) Hotel $20,138 5.6% $196,668 18.8% $216,805 15.4% Special Purpose 164,027 45.7% 54,092 5.2% 218,119 15.5% Industrial 57,946 16.1% 113,203 10.8% 171,149 12.2% Retail 50,170 14.0% 325,987 31.1% 376,156 26.7% Office 66,741 18.6% 331,895 31.6% 398,636 28.3% Multi-Family -- 26,308 2.5% 26,308 1.9% Total $359,021 100.0% $1,048,153 100.0% $1,407,174 100.0% Source: Company Documents. Note 1: Financial data as of 6/30/2021 (Unaudited). Note 2: This report only includes gross loans included in the respective call report code categories for loans secured by owner-occupied nonfarm residential properties (Call Code 1e(1)) and loans secured by other nonfarm nonresidential properties (Call Code 1e(2)). The CRE collateral type is the one that most closely resembles the primary purpose of the loan and may differ from the actual call code definition which is based solely on primary collateral.

20 MORTGAGE WAREHOUSE Source: Company Documents. Note: Financial data as of 6/30/2021 (Unaudited). 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 Unused $124,174 $129,210 $111,482 $88,456 $177,001 $125,282 $179,793 $219,649 Outstanding $218,826 $192,790 $231,518 $338,544 $290,999 $307,718 $190,207 $150,351 Total $343,000 $322,000 $343,000 $427,000 $468,000 $433,000 $370,000 $370,000 % Outstanding 63.8% 59.9% 67.5% 79.3% 62.2% 71.1% 51.4% 40.6% $124,174 $129,210 $111,482 $88,456 $177,001 $125,282 $179,793 $219,649 $218,826 $192,790 $231,518 $338,544 $290,999 $307,718 $190,207 $150,351 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Mortgage Warehouse ($000) Unused Outstanding

21 COVID-19 RESPONSE Paycheck Protection Program (PPP) Loans .. Issued over 1,300 PPP loans for approximately $125 million in Round 1 .. Over 1,100 of these loans for approximately $45 million were $150,000 or less .. Total fees collected of approximately $5 million accreted over the life of the loans, but accelerated upon forgiveness .. Issued over 700 PPP loans for approximately $49 million in Round 2 .. Have recently reopened our forgiveness portal .. Approximately $2.7 million in loan fees remaining to be accreted as of June 30, 2021 Loan Modifications under both Interagency Guidance and Section 4013 of the CARES Act .. Assisted 318 customers by providing loan modifications .. Most modifications were for 180 days and included a deferral of principal and interest .. Over 98% of the deferrals were secured by real estate .. Total loans impacted by loan modifications throughout the pandemic were $428 million .. At June 30, 2021, there was approximately $10 million (one relationship) in loans remaining on deferral status Source: Company Documents.

22 $201,558 $71,332 $11,338 $6,337 $53,768 $57,480 $12,800 $9,427 CRE Non-Owner Occupied CRE Owner-Occupied Commercial - Secured by SFR 1-4 Unit Multi-Family Commercial Construction Ag Farm Mortgage & Ag Production Consumer SFR 1-4 Unit Mortgage and Consumer Other Commercial & Industrial COVID-19 IMPACTED INDUSTRIES $10.4 million remains in deferral after peaking at over $424 million in Q3 2020 For the Quarter Ended, ($000) 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 COVID-19 Deferrals $386,243 $424,040 $29,500 $22,437 $10,411 Gross Loans $2,209,480 $2,377,222 $2,459,964 $2,284,751 $2,144,796 COVID-19 Deferrals / Gross Loans 17.5% 17.8% 1.2% 1.0% 0.5% Change Since Peak Deferrals in Q3 2020 ($413,629) Remaining as of Q2 2021 Source: Company Documents and S&P Global. Note: Dollars in thousands.

23 ASSET QUALITY TRENDS Source: Company Documents and S&P Global. 1 Excludes performing TDRs. Performing TDRs not included in NPAs/NPLs were $10,774 at 6/30/2021; $11,382 at 12/31/2020; $8,415 at 12/31/2019; $10,920 at 12/31/2018; $12,030 at 12/31/2017 and $14,182 at 12/31/2016. Net Charge-offs / Average Loans Allowance / NPAs(1) & Allowance / NPLs(1) NPLs(1) / Gross Loans & NPAs(1) / Total Assets 30-89 Past Dues / Gross Loans 0.50% 0.25% 0.30% 0.33% 0.31% 0.34% 0.42% 0.40% 0.25% 0.25% 0.27% 0.25% 2016 2017 2018 2019 2020 2021 Q2 NPLs / Gross Loans NPAs / Total Assets 0.09% 0.21% 0.32% 0.20% 0.07% 0.15% 2016 2017 2018 2019 2020 2021 Q2 30-89 Past Dues / Gross Loans 0.06% (0.04%) 0.22% 0.14% 0.04% (0.01%) 2016 2017 2018 2019 2020 2021 Q2 NCOs / Average Loans 112.9% 92.0% 156.3% 151.8% 207.0% 204.0% 152.4% 228.2% 189.1% 173.0% 233.5% 225.7% 2016 2017 2018 2019 2020 2021 Q2 Allowance / NPAs Allowance / NPLs

24 LOAN LOSS RESERVES Gross Loans Total ALLL ALLL / Gross Loans Loan Category ($000) ($000) (%) 1-4 Family Residential Construction $37,165 $235 0.63% Other Construction / Land 27,682 272 0.98% 1-4 Family Closed-End 106,599 563 0.53% 1-4 Family Equity Lines 33,334 306 0.92% Multi-Family Residential 58,230 277 0.48% Commercial Real Estate Owner-Occupied 359,021 2,440 0.68% Commercial Real Estate Non-Owner Occupied 1,048,153 7,146 0.68% Farmland 125,783 863 0.69% Total Real Estate Loans $1,795,967 $12,102 0.67% Agricultural Production Loans 42,952 525 1.22% Commercial and Industrial 150,632 2,230 1.48% Mortgage Warehouse Lines 150,351 759 0.50% Consumer Loans 4,894 805 16.45% Gross Loans $2,144,796 $16,421 0.77% Source: Company Documents. Note: Financial data as of 6/30/2021 (Unaudited).

25 11.92% 11.32% 11.49% 11.91% 10.50% 10.68% 2016 2017 2018 2019 2020 2021Q2 9.64% 9.64% 9.61% 10.80% 9.79% 10.08% 2016 2017 2018 2019 2020 2021Q2 CAPITAL RATIOS CET 1 Ratio (%) Total Risk-Based Capital Ratio (%) TCE / TA(1) (%) Tier 1 Leverage Ratio (%) 14.09% 12.84% 12.61% 13.27% 10.97% 12.93% 2016 2017 2018 2019 2020 2021Q2 17.25% 15.32% 14.89% 15.48% 12.95% 15.07% 2016 2017 2018 2019 2020 2021Q2 Source: Company Documents & S&P Global. 1 Refer to the Appendix for non-GAAP reconciliation. 2 Capital ratios estimated by BSRR Management as these ratios are no longer computed under the Community Bank Leverage Ratio Framework. (2) (2) (2) (2) (2)

26 10.08% 10.68% 12.93% 15.07% 9.93% 10.53% 12.88% 17.02% TCE / TA Leverage Ratio CET 1 Ratio TRBC Ratio PRO FORMA CAPITAL RATIOS Consolidated Capital Ratios Source: Company Documents & S&P Global. Note: Financial data as of 6/30/2021 (Unaudited). 1 Assumes $50 million subordinated debt raise and 0% risk-weighting on net proceeds from subordinated debt raise for illustrative purposes 2 Capital ratios estimated by BSRR Management as these ratios are no longer computed under the Community Bank Leverage Ratio Framework. 3 Refer to the Appendix for non-GAAP reconciliation. (2) (2) (2) (3) Standalone Pro Forma for $50 million subordinated debt raise(1)

27 SOURCES OF LIQUIDITY Source Amount % of Total FHLB availability 662,641 $ 64.3% Federal Reserve Availability 62,897 6.1% Unsecured lines 305,000 29.6% Total Borrowing Capacity 1,030,538 $ 100.0% Q2 2021 Borrowing Capacity ($000) Q2 2021 Available for Sale Securities 82.6% 88.1% 91.7% 93.7% 80.1% 77.3% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Gross Loan / Deposit Ratio (%) Mortgage- backed securities 55.5% Municipal bonds 42.4% Agencies 0.3% Corporate Bonds 1.8% 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Source: Company Documents.

28 INTEREST RATE SENSITIVITY Interest Rate Risk Management As of June 30, 2021 % Change in $ Change in Immediate Change to Interest Rates (basis points) Net Interest Income Net Interest Income +400 11.3% $11,645 +300 9.1% $9,384 +200 6.9% $7,072 +100 4.1% $4,226 Base -- -100 (8.1%) ($8,306) Source: 10-Q as of 6/30/2021.

APPENDIX

INTEREST COVERAGE AND DOUBLE LEVERAGE RATIO

($000)	FY 2017	FY 2018	FY 2019	FY 2020	2021 YTD	Pro Forma[1] 2021 YTD	
Investment in bank subsidiary	$ 285,629	$ 305,491	$ 339,449	$ 367,014	$ 384,984	$ 409,984 [2]	
Consolidated equity	255,942	273,024	309,285	343,896	357,729	357,729	
Double leverage ratio	112%	112%	110%	107%	108%	115%	
Interest Coverage							
Earnings:							
Income from continuing operations before taxes	$ 33,179	$ 39,584	$ 47,718	$ 46,523	$ 30,530	$ 29,718	
(+) Interest on Junior Subordinated Debentures	1,368	1,731	1,836	1,217	492	492	
(+) Interest on Other Interest Bearing Liabilities	93	253	362	243	87	87	
(+) Interest Attributable to $50MM Subordinated Debt Raise[1][3]	-	-	-	-	-	813	
Earnings available to pay down interest on other borrowings (net of deposit interest expense)	34,640	41,568	49,916	47,983	31,109	31,109	A
(+) Interest on deposits	3,762	7,260	11,380	3,948	1,227	1,227	
Earnings available to pay down interest on deposits and other borrowings	$ 38,402	$ 48,828	$ 61,296	$ 51,931	$ 32,336	$ 32,336	B
Interest Expense:							
Interest on Junior Subordinated Debentures	1,368	1,731	1,836	1,217	492	492	
Interest on Other Interest Bearing Liabilities	93	253	362	243	87	87	
Interest Attributable to $50MM Subordinated Debt Raise[1][3]	-	-	-	-	-	813	
Interest expense on other borrowings (excluding interest on deposits)	1,461	1,984	2,198	1,460	579	1,392	C
Interest on deposits	3,762	7,260	11,380	3,948	1,227	1,227	
Total interest expense (including interest on deposits)	$ 5,223	$ 9,244	$ 13,578	$ 5,408	$ 1,806	$ 2,619	D
Interest coverage on other borrowings (excluding deposit interest expense) - A / C	**23.7x**	**21.0x**	**22.7x**	**32.9x**	**53.7x**	**22.4x**	
Interest coverage on deposits and other borrowings - B / D	**7.4x**	**5.3x**	**4.5x**	**9.6x**	**17.9x**	**12.3x**	

Source: S&P Global.

1 Assumes $50 million subordinated debt raise for illustrative purposes.
2 Assumes $25 million in equity capital is downstreamed to the bank subsidiary.
3 Assumes 3.250% coupon rate for illustrative purposes.

30

31 KROLL BOND RATING AS OF 9/9/2021 Entity Type Rating Sierra Bancorp, Inc. Senior Unsecured Debt BBB Subordinated Debt BBB- Short-Term Debt K3 Bank of the Sierra Deposit BBB+ Senior Unsecured Debt BBB+ Subordinated Debt BBB Short-Term Deposit K2 Short-Term Debt K2 Source: Kroll Bond Rating Agency.

BSRR FINANCIAL HIGHLIGHTS

	For the Period Ending,					
	2016	2017	2018	2019	2020	Q2 2021
Balance Sheet Information ($000)						
Total Assets	$2,032,873	$2,340,298	$2,522,502	$2,593,819	$3,220,742	$3,272,048
Total Securities	530,083	558,329	560,479	600,799	543,974	607,474
Gross Loans	1,262,531	1,557,820	1,731,928	1,762,565	2,463,111	2,144,796
Total Deposits	1,695,471	1,988,386	2,116,340	2,168,374	2,624,606	2,775,914
Total Borrowings	107,504	64,638	107,226	80,656	217,162	105,748
Total Equity	205,878	255,942	273,024	309,285	343,896	357,729
Income Statement Information ($mm)						
Interest Income	$68.5	$80.9	$101.6	$110.9	$110.2	$28.1
Interest Expense	3.3	5.2	9.2	13.6	5.4	0.9
Net Interest Income	$65.2	$75.7	$92.4	$97.4	$104.8	$27.2
Provision for Loan Losses	0.0	(1.1)	4.4	2.6	8.6	(2.1)
Noninterest Income	18.9	20.7	20.4	23.3	23.8	6.6
Gain on Sale of Securities	0.2	0.5	1.2	0.0	0.8	0.0
Non-recurring Revenue	0.5	0.5	0.0	0.1	1.5	0.0
Noninterest Expense	56.0	62.8	69.6	70.6	75.9	19.8
Non-recurring Expense	2.4	2.6	0.4	0.0	0.0	0.4
Income Before Taxes	26.4	33.2	39.6	47.7	46.5	15.7
Provision for Income Taxes	8.8	13.6	9.9	11.8	11.1	4.0
Net Income	**$17.6**	**$19.5**	**$29.7**	**$36.0**	**$35.4**	**$11.7**
Profitability / Rates (%)						
Return on Average Assets	0.95	0.93	1.23	1.40	1.22	1.42
Return on Average Equity	8.71	8.82	11.37	12.23	10.80	13.29
Efficiency Ratio	64.4	63.0	60.9	57.0	57.3	57.3
Net Interest Margin	3.95	4.04	4.24	4.19	3.95	3.59

Source: S&P Global.

32

NON-GAAP RECONCILIATION

	For the Period Ending,					
Core PTPP ROAA ($000)	**2016**	**2017**	**2018**	**2019**	**2020**	**2021YTD**
Net Interest Income	$65,182	$75,701	$92,394	$97,369	$104,835	$55,744
Noninterest Income	18,885	20,720	20,379	23,343	23,813	13,442
Noninterest Expense	56,001	62,774	69,575	70,556	75,912	40,506
Pre-Tax, Pre-Provision Income	**$28,066**	**$33,647**	**$43,198**	**$50,156**	**$52,736**	**$28,680**
Provision Expense	$0	($1,140)	$4,350	$2,550	$8,550	($1,850)
Gain on Sale of Securities	223	500	1,185	34	837	0
Non-recurring Revenue	489	503	0	100	1,500	0
Non-recurring Expense	2,411	2,611	449	22	0	0
Income Taxes	8,800	13,640	9,907	11,757	11,079	7,744
Net Income	**$17,567**	**$19,539**	**$29,677**	**$35,961**	**$35,444**	**$22,786**
Pre-Tax, Pre-Provision Income	$28,066	$33,647	$43,198	$50,156	$52,736	$28,680
Exclude Amortization of Intangible Assets	272	508	1,020	1,074	1,074	527
Exclude Non-recurring Expense	2,411	2,611	449	22	0	0
Exclude Gain on Sale of Securities	223	500	1,185	34	837	0
Exclude Non-recurring Revenue	489	503	0	100	1,500	0
Core Pre-Tax, Pre-Provision Income	**$30,037**	**$35,763**	**$43,482**	**$51,118**	**$51,473**	**$29,207**
Average Assets	**$1,844,540**	**$2,104,816**	**$2,416,947**	**$2,569,565**	**$2,910,022**	**$3,252,370**
Return on Average Assets (GAAP)	**0.95%**	**0.93%**	**1.23%**	**1.40%**	**1.22%**	**1.41%**
Core Pre-Tax, Pre-Provision ROAA (non-GAAP)	**1.63%**	**1.70%**	**1.80%**	**1.99%**	**1.77%**	**1.81%**

Tangible Common Equity to Tangible Assets ($000)	**2016**	**2017**	**2018**	**2019**	**2020**	**Q2 2021**
Total Stockholders' Equity (GAAP)	$205,878	$255,942	$273,024	$309,285	$343,896	$357,729
Exclude Tangible Assets	11,071	33,591	33,812	32,738	31,664	31,137
Tangible Common Equity (non-GAAP)	**$194,807**	**$222,351**	**$239,212**	**$276,547**	**$312,232**	**$326,592**
Total Assets (GAAP)	$2,032,873	$2,340,298	$2,522,502	$2,593,819	$3,220,742	$3,272,048
Exclude Tangible Assets	11,071	33,591	33,812	32,738	31,664	31,137
Tangible Assets (non-GAAP)	**$2,021,802**	**$2,306,707**	**$2,488,690**	**$2,561,081**	**$3,189,078**	**$3,240,911**
Stockholders' Equity to Total Assets (GAAP)	**10.13%**	**10.94%**	**10.82%**	**11.92%**	**10.68%**	**10.93%**
Tangible Common Equity to Tangible Assets (non-GAAP)	**9.64%**	**9.64%**	**9.61%**	**10.80%**	**9.79%**	**10.08%**

Source: S&P Global.

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NASDAQ: BSRR COMPANY CONTACTS: Kevin McPhaill, President & CEO, kmcphaill@bankofthesierra.com Christopher Treece, EVP & CFO, ctreece@bankofthesierra.com Hugh Boyle, Chief Credit & Risk Officer, hboyle@bankofthesierra.com SIERRA BANCORP KEEP CLIMBING